UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

ENTROPIC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9276 Scranton Road

Suite 200

San Diego, CA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 625-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2007, Entropic Communications, Inc., a Delaware corporation (“Entropic”) (1) filed an amended and restated certificate of incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware and (2) amended and restated its bylaws (the “Amended Bylaws”) in connection with the closing of the initial public offering of shares of its common stock (the “IPO”). As described in Entropic’s Registration Statement on Form S-1 (File No. 333-144899), as amended, the Board of Directors of Entropic (the “Board”) and stockholders previously approved the Amended Certificate and Amended Bylaws to be effective upon the closing of the IPO.

The Amended Certificate and the Amended Bylaws contain provisions that, among other things:

•	authorize 200,000,000 shares of common stock;

•

delete all references to the various series of preferred stock that were previously authorized and instead create 10,000,000 shares of undesignated preferred stock with terms to be set by the Board, which rights could be senior to those of our common stock;

•	require the advance notice of nominations for election to the Board or for proposing matters that can be acted upon at a stockholders’ meeting;

•	allow our Board to alter our bylaws without obtaining stockholder approval;

•	eliminate the rights of stockholders to call a special meeting of stockholders and to take action by written consent in lieu of a meeting;

•

require the approval of at least 66-2/3% of the shares entitled to vote at an election of directors to adopt, amend or repeal our bylaws or repeal the provisions of our amended and restated certificate of incorporation regarding the election and removal of directors and the inability of stockholders to take action by written consent in lieu of a meeting;

•	require the approval of at least 66-2/3% of the shares entitled to vote at an election of directors to remove directors with cause; and

•

establish a classified Board, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election.

The foregoing description of the Amended Certificate and Amended Bylaws is qualified in its entirety by reference to (1) the Amended Certificate, a copy of which is attached hereto as Exhibit 3.1, and (2) the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: December 13, 2007	By:	/s/ Lance W. Bridges, Esq.
Lance W. Bridges, Esq.
Vice President of Corporate Development and General Counsel

EXHIBIT INDEX

Number	Description
3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.